                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                     --------------------------------------

                                    FORM 8-KA

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 12, 1997

                                    KTI, INC.
               (Exact name of Registrant as specified in Charter)


      New Jersey                     33-85234                       22-2665282
(State or other juris-             (Commission                    (IRS Employer
diction of incorporation)          File Number)                   Identification
                                                                      Number)


7000 Boulevard East, Guttenberg, New Jersey                             07093
(Address of principal executive office)                               (Zip Code)


Registrant's telephone number including area code-                (201) 854-7777


                                 Not Applicable
         (Former name and former address, as changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On September 30, 1997, KTI, Inc., a New Jersey corporation (the Company or the Registrant), exercised its option to purchase an additional 14.8% limited partnership interest in Penobscot Energy Recovery Company, Limited Partnership, a Maine limited partnership ("PERC") from the Prudential Insurance Company of America ("Prudential") for $2.1 million in cash.

         With this purchase, the Company's interest in PERC has increased to 71.3%. Energy National, Inc., a subsidiary of NRG Energy, holds the remaining 28.7% interest in PERC, 3% as a general partner and 25.7% as a limited partner.

         PERC is located in Orrington, Maine and owns a 25 megawatt waste-to-energy power generating plant. Power is produced by processing approximately 250,000 tons of municipal solid waste received from 230 communities in Maine. The power is sold to Bangor Hydro-Electric Company under a long-term power supply contract. PERC had $30.3 million of revenue and $6.1 million of net income in 1996. For the nine months ended on September 30, 1997, PERC had revenue of $23.8 million and net income of $5.2 million.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of the business acquired.

         The audited balance sheet of Penobscot Energy Recovery Company, Limited Partnership, as of December 31, 1996 and 1995 and the related statements of income, changes in partners' capital and cash flow for each of the three years in the period ended December 31, 1996 were included in the Registrant's Form 10-K for the fiscal year ended December 31, 1996.

         (b) Pro Forma Financial information.

         The following pro forma condensed combined financial statements are based on the historical financial statements of the company and of PERC at December 31, 1996 and September 30, 1997. The pro forma condensed combined statement of operations assumes that the Company purchased PERC at the beginning of the stated period. The Company's financial statements on Form 10-Q for the quarterly period ended September 30, 1997 consolidate PERC for balance sheet purposes. Accordingly, no pro forma balance sheet is included herein.

         The pro forma condensed combined statements of operations are not necessarily indicative of operating results which would have been achieved had this transaction been completed at the beginning of the respective periods and should not be construed as representative of future operations.

                                                           KTI, INC.
                                PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                                                  YEAR ENDED DECEMBER 31, 1996



                                                          KTI, INC.             PERC              PRO FORMA           PRO FORMA
                                                                                                 ADJUSTMENTS          KTI, INC.
                                                        ------------        ------------        ------------        ------------
REVENUES
  Electric Power Revenues                               $ 20,820,860        $ 18,478,405                            $ 39,299,265
   Gain on Sale of Capacity                               33,203,252                                                  33,203,252
   Waste Processing Revenues                              11,024,265          11,807,454            (530,786)(1)      22,300,933
   Other Waste Handling Revenues                           3,459,546                                                   3,459,546
                                                        ------------        ------------        ------------        ------------
      Total Revenues                                      68,507,923          30,285,859            (530,786)         98,262,996
COSTS AND EXPENSES
   Electric power and waste processing operating costs    26,453,290          15,660,582            (319,685)(2)      41,263,401
                                                                                                    (530,786)(1)
   Selling, general, and administrative expenses           2,389,008           5,353,385                               7,742,393
   Interest, net                                           4,463,873           3,170,785                               7,634,658
                                                        ------------        ------------        ------------        ------------
       Total Costs and Expenses                           33,306,171          24,184,752            (850,471)         56,640,452
   Equity in net income (loss) of partnerships
     PERC                                                    332,655                                (332,655)(3)              --
     Loss of Sale of Investment                             (296,459)                                                   (296,459)
                                                        ------------        ------------        ------------        ------------
Income from continuing operations before minority
 interest                                                 35,237,948           6,101,107             (12,970)         41,326,085
    Minority Interest                                     18,609,797                               1,751,018(4)       20,360,815
                                                        ------------        ------------        ------------        ------------
Income from continuing operations available for
  Shareholders                                            16,628,151           6,101,107          (1,763,988)         20,965,270
     Preferred Dividends                                                                           1,198,750(5)        1,198,750
                                                        ------------        ------------        ------------        ------------
Income from continuing operations for Common
  Shareholders                                          $ 16,628,151        $  6,101,107        $ (2,962,738)       $ 19,766,520
                                                        ============        ============        ============        ============

Income from continuing operations per common share
and common share equivalent:
Primary:
                                                        ------------                                                ------------
   Income from continuing operations                    $       2.61                                                $       3.11
                                                        ============                                                ============

Weighted average number of common shares                   6,359,593                                                   6,359,593
and common share equivalents outstanding

Fully Diluted:
                                                        ------------                                                ------------
   Income from continuing operations                    $       2.40                                                $       2.59
                                                        ============                                                ============

Weighted average number of common shares                   6,925,976                               1,165,957(6)        8,091,933
and common share equivalents outstanding

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
                                                      KTI, INC.
                           PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                                     FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997



                                                                                   PRO FORMA               PRO FORMA
                                                           KTI, INC.              ADJUSTMENTS               KTI INC.
                                                         ------------            ------------            ------------
REVENUES
   Electric Power Revenues                               $ 30,389,250                                    $ 30,389,250
   Waste Processing Revenues                               19,513,711                                      19,513,711
   Other Waste Handling Revenues                           16,096,812                                      16,096,812
                                                          ------------                                   ------------
      Total Revenues                                       65,999,773                                      65,999,773

COSTS AND EXPENSES
   Electric Power and Waste Processing                     50,180,577            $   (239,764)(a)          49,940,813
Operating Costs
   Selling, General, and Administrative                     2,375,680                                       2,375,680
   Interest, Net                                            3,699,876                                       3,699,876
                                                         ------------            ------------            ------------
      Total Costs and Expenses                             56,256,133                (239,764)             56,016,369
                                                         ------------            ------------            ------------
Income from Continuing Operations before Minority           9,743,640                 239,764               9,983,404
Interest
Pre-acquisition Earnings Minority Interest                 (3,983,766)              3,983,766 (b)
Minority Interest in Subsidiaries                          (1,229,287)             (1,229,399)(c)          (2,458,686)
                                                         ------------            ------------            ------------
Income from continuing operations                           4,530,587               2,994,131               7,524,718
     Preferred Dividends                                                              896,599(d)              896,599
                                                         ------------            ------------            ------------
Income from continuing operations
available to Common Shareholders                         $  4,530,587            $  2,097,532            $  6,628,119
                                                         ============            ============            ============
Income from continuing operations per common
share and common share equivalent
Primary:
                                                        ------------                                     ------------
Income from continuing operations                       $       0.59                                     $       0.86
                                                        ============                                     ============
Weighted Average number of common shares and               7,726,900                                        7,726,900
common share equivalents outstanding

Fully diluted:
                                                        ------------                                     ------------
Income from continuing operations                       $       0.59                                     $       0.85
                                                        ============                                     ============

Weighted Average number of common shares and               7,726,900                1,165,957(e)            8,892,857
common share equivalents outstanding

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                                    KTI, INC.
                    SEPTEMBER 30, 1997 AND DECEMBER 30, 1996
     NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF TRANSACTION

On September 30, 1997, KTI, Inc. (the Company or the Registrant) purchased a 14.8% limited partnership interest in Penobscot Energy Recovery Company, Limited Partnership, a Maine limited partnership ("PERC") from The Prudential Insurance Company of America ("Prudential") for approximately $2.1 million in cash.

2. PRO FORMA ADJUSTMENTS

NINE MONTHS ENDING SEPTEMBER 30, 1997.

(a) Reduction in depreciation of property, plant, and equipment as a result of the write down of assets in purchase accounting.
(b) Elimination of pre-acquisition earnings in PERC (93% of PERC's net income, representing that share of PERC prior to the acquisition which was not owned by the Company)
(c) Additional minority interest reflecting the 28.7% of PERC currently not owned by the Company
(d) Dividends on $13,700,000 portion of 8.75% Preferred Stock issue, computed from January 1, 1997
(e)   Additional shares from Preferred Stock issue at $11.75 per share

YEAR ENDED DECEMBER 31, 1996.

(1) Management fees charged by the Company to PERC and included as revenue by the Company, but also included as a cost by PERC
(2) Reduction in depreciation of property, plant, and equipment as a result of the write down of assets in purchase accounting.
(3) Elimination of the Company's equity earnings in PERC, which was 7% of net income.
(4) Additional minority interest, reflecting the consolidation of PERC into the Company and the recording of a 28.7% minority interest.
(5) Dividends on $13,700,000 portion of 8.75% Preferred Stock issue, computed from January 1, 1996.
(6)   Additional shares from Preferred Stock issue at $11.75 per share.

         (c) Exhibits.

         Exhibit Number             Description
         --------------             -----------

         4.1                        News release dated November 13, 1997
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             KTI, Inc.
                                             (the Registrant)



Dated:            January 22, 1998            By: /s/ Martin J. Sergi
                                                 -------------------------------
                                                 Name:    Martin J. Sergi
                                                 Title:   President